SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - July 6, 2007

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 6, 2007, Columbia Laboratories, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Allwood Associates I, whereby the Company will lease approximately 9,450 square feet of office space (which constitutes a reduction in the leased premises from the approximately 12,780 square feet currently occupied by the Company) for its executive offices at 354 Eisenhower Parkway, Livingston, NJ 07039. The Lease commences on August 1, 2007, and terminates on October 31, 2013. The monthly base rent for the initial two years will be $17,718.75, which increases to $18,112.50 per month in the third and fourth years, and increases further to $18,703.13 per month for the remainder of the term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2007

COLUMBIA LABORATORIES, INC.

By:	/s/ James A. Meer
James A. Meer
Senior Vice President and Chief Financial Officer